Exhibit 99.2

EARNINGS PRESENTATION SECOND QUARTER 2021 NASDAQ:PFHD FOURTH QUARTER 2020 EARNINGS PRESENTATION PAGE

FORWARD LOOKING STATEMENTS

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements contained in this presentation that are not statements of historical fact may be deemed to be forward-looking statements, including, without limitation, statements preceded by, followed by or including words such as "anticipate," "intend," "believe," "estimate," "plan," "seek," "project" or "expect," "may," "will," "would," "could" or "should" and similar expressions. Forward-looking statements represent the Company's current expectations, plans or forecasts and involve significant risks and uncertainties. Several important factors could cause actual results to differ materially from those in the forward-looking statements. Those factors include, without limitation, current and future economic and market conditions, including those that could impact credit quality and the ability to generate loans and gather deposits; the duration, extent and impact of the COVID-19 pandemic, including the governments' responses to the pandemic and the potential worsening of the pandemic resulting from variants of COVID-19, on our and our customers' operations, personnel, and business activity (including developments and volatility), as well as COVID-19's impact on the credit quality of our loan portfolio and financial markets and general economic conditions; the effects of our lack of a diversified loan portfolio and concentration in the South Florida market; the impact of current and future interest rates and expectations concerning the actual timing and amount of interest rate movements; competition; our ability to execute business plans; geopolitical developments; legislative and regulatory developments; inflation or deflation; market fluctuations; natural disasters (including pandemics such as COVID-19); critical accounting estimates; and other factors described in our Form 10-K for the year ended December 31, 2020, Form 10-Q for the quarter ended March 31, 2021, and other filings with the Securities and Exchange Commission. The Company disclaims any obligation to update any of the forward-looking statements included herein to reflect future events or developments or changes in expectations, except as may be required by law.

Professional Holding Corp
SECOND QUARTER 2021 EARNINGS PRESENTATION | PAGE 2

A GROWING FRANCHISE IN SOUTH FLORIDA

- Professional Bank founded in **2008** in Coral Gables, FL
- Expanded from one location in South Miami to **eleven locations** throughout South Florida, one in New England and one in Cleveland
- **11th largest** independent community bank in Florida*
- Successfully **recruited** seasoned bankers and banking teams from local, regional and national financial institutions
- Senior management has significant and long term expertise in the **Florida real estate market**
- Lending and credit **philosophy** centers on maintaining a low basis in collateral and avoiding concentrations
- **Technology** team of experienced leaders supporting the bank's investment in infrastructure, enhancing service offerings, and improving operational efficiency

** Does not include Investment Banks, Savings and Loan Associations or non-US parent banks*

growth
We've added two new Loan Production Offices across the state of Florida

5th
largest bank headquartered in South Florida



NEW JACKSONVILLE LPO
NEW ENGLAND LPO
CLEVELAND DIGITAL INNOVATION CENTER
NEW TAMPA LPO
PALM BEACH GARDENS
WELLINGTON
BOCA RATON
FORT LAUDERDALE
AVENTURA
CORAL GABLES (HEADQUARTERS)
DORAL
SOUTH MIAMI
DADELAND

Professional Holding Corp
SECOND QUARTER 2021 EARNINGS PRESENTATION | PAGE 3

� SECOND QUARTER 2021 HIGHLIGHTS Q2 Net Income Return on Average Assets* 0.99% $6.3 million YTD Net Income Return on Average Equity* 11.3% $11.1 million Tangible Book Value per Share $14.63 Efficiency Ratio 56.2% Earnings per Share $0.47 Total Risk-Based Capital Ratio 14.1% * Based on Q2 annualized figures NOTES: - I’ve moved this up in the presentation because it seems like an ‘executive summary’ slide… but let me know where you want me to put it. SECOND QUARTER 2021 EARNINGS PRESENTATION PAGE 4

EARNINGS AND ADJUSTED ($ in thousands) EARNINGS $8,701 $8,550 Adjustments to Non-Earnings per share increased $0.11, or 30.6% quarter-over-quarter and increased $0.24, or 104.3% year-over-year. erest Expense ($0) -tax Pre-vision Earnings Actual Earnings Reported Tangible book value per share for the second quarter of 2021 is $14.63. $0 Please refer to the non-GAAP Reconciliation Table on page 17 NOTES: SECOND QUARTER 2021 EARNINGS PRESENTATION PAGE 5 2Q 2020 3Q 2020 4Q 2020 1Q 2021 2Q 2021 $0.23 $0.07 $0.41 $0.36 $0.47 Earnings per share (GAAP) 0.65% 0.18% 1.08% 0.90% 0.99% Return on average annualized assets (GAAP) 1.19% 1.30% 1.69% 1.36% 1.33% Annualized pre-tax pre-provision ROAA (non-GAAP) 1.30% 1.51% 1.69% 1.49% 1.33% Adjusted annualized pre-tax pre-provision ROAA (non-GAAP) $7,788 $7,894 int Pre pro $684 $6,271 $1,078 $6,710 $560 $8,550 $6,331 $8,674 $5,541 $7,210 $4,785 $5,711 $3,131 $950

NET INTEREST INCOME AND MARGIN Net Interest ($ in thousands) Income $17,460 $18,241 0 Net interest income totaled $17.2 million for the second quarter of 2021, down $0.7 million, or 3.8% f rom the prior quarter primarily due to higher yielding loan payoffs and a decrease in loan fees associated with PPP loan forgiveness. $17,879 $17,202 $16,291 Net Interest Income 0 Net interest margin decreased 83 basis points quarter-over-quarter to 2.82% for the second quarter of 2021 due to an increase in low yielding cash assets and loan payoffs on higher yielding assets. NIM NIM (ex. PPP, and inc. PA) NIM (ex. PPP and PA) 0 Weighted average roll-off rate (loans paid off) was 4.72% and the weighted average roll-on rate (loans originated) was 3.85%. 2Q 2020 3Q 2020 4Q 2020 1Q 2021 2Q 2021 NIM = Net Interest Margin PPP = Paycheck Protection Program PA = Purchase Accounting NOTES: - SECOND QUARTER 2021 EARNINGS PRESENTATION PAGE 6 3.72% 3.60% 3.19% 2.82% 2.73% 2.50% 3.68% 3.53% 3.01% 3.65% 3.36% 3.04% 3.73% 3.70% 3.06%

CONSISTENT LOAN GROWTH Total Loans ($ in millions) Outstanding $1,739 $1,699 $1,667 $1,611 $1,577 PPP Loans Second quarter loans totaled $1.7 billion, a decrease of $39.1 million, or 2.2% f rom the prior quarter due to a reduction in PPP loans. Loan growth, net of PPP loans, was up $27.6 million, or 1.8% quarter-over-quarter. $1,351 Marquis Acquisition $793 $608 * We experienced strong originations across all loan types due to new loan originations of $186.8 million ($169.2 million of conventional loans, of which $118.0 million funded, coupled with $17.6 million of PPP loans) partially offset by payoffs of $162.2 million ($77.9 million of conventional loans and $84.3 million of PPP loans forgiven). Dec18 Dec19 Mar20 Jun20 Sep20 Dec20 Mar21 Jun21 54.4% 53.8% 52.9% 52.6% 52.4% 52.4% 51.7% 51.6% Weighted Average LTV Does not include PPP loans NOTES: - - New Data Request from RANDY: Prepaid/matured loans WA rates In the top box, is $1.7 billion correct? I think that’s the same as last quarter… SECOND QUARTER 2021 EARNINGS PRESENTATION PAGE 7 $224 $1,353 $226 $1,385 $190 $1,477 $144 $1,555 $211 $1,528

STRONG DEPOSIT FRANCHISE Deposits Outstanding ($ in millions) Total deposits were $2.28 billion, an increase of $371.5 million, or 19.5%, compared to Q1 2021 and an increase of $760.7 million, or 50.2%, $2,277 Overall cost for deposits $1,906 decreased 6 basis points f rom 0.31% in the prior quarter to 0.25% in the second quarter of 2021. Non-interest Bearing 38% $1,660 $1,567 $1,516 compared to Q2 2020. Time Deposits 11% � Transaction accounts increased 75.4% f rom Q2 2020 to Q2 2021, reflecting continued growth in core customer balances, and � Core deposits represent 92.3% of total deposits. Money Market and Savings 38% represents 52% of overall funding. deposit Interest Bearing Demand 13% 2Q 2020 3Q 2020 4Q 2020 1Q 2021 2Q 2021 NOTES: - SECOND QUARTER 2021 EARNINGS PRESENTATION PAGE 8 $495 $258 $593 $170 $490 $237 $628 $212 $476 $237 $715 $232 $589 $249 $798 $270 $855 $262 $874 $286

DEPOSIT BALANCES AND COST Deposit Composition Over Time - Our bank’s funding strategy focuses on building strong core relationships with our clients and providing them with a Non-Interest Bearing robust technological platform support a well-diversified deposit portfolio. to Brokered Deposits* Time Deposit Cost of Deposits Money Market and Savings 0.44% 0.33% 0.31% 0.30% 0.25% Interest Bearing Demand 2Q 2020 3Q 2020 4Q 2020 1Q 2021 2Q 2021 2Q 2020 3Q 2020 4Q 2020 1Q 2021 2Q 2021 As of the period end date for each quarter indicated NOTES: * Brokered deposits include both time and money market accounts. - - May want to highlight excess cash in the paragraph on the right Previous paSgeEshCowOs 3N8% Dfor NQIB…UneAedRtoTreEconRcile2an0d 2cor1reEct oAneRofNtheIpNagGes S PRESENTATION PAGE 9 38% 11% 36% 13% 33% 17% 37% 11% 31% 13% 40% 14% 31% 15% 38% 14% 29% 14% 41% 14%

ROBUST ASSET ($ in thousands) QUALITY Criticized Assets Nonperforming Loans $542 $547 $558 $453 Non-Classified Total NPL $2,775 $2,775 Classified Total NPL Ratio* 0.16% 0.16% 2Q 2020 3Q 2020 4Q 2020 1Q 2021 2Q 2021 2Q 2020 3Q 2020 4Q 2020 1Q 2021 2Q 2021 * NPL percent of Gross Loans Net Charge-Offs $7,641 NCO 8 Credit quality remains strong with minimal criticized assets and nonperforming loans, coupled with zero charge-offs for Q2 2021. $120 $99 $28 $0 2Q 2021 2Q 2020 3Q 2020 4Q 2020 1Q 2021* % of Total Loans <1 bp <1 bp <1 bp 44 bps 0 bps * The charge off of $7.6 million in 1Q 2021 is related to the Coex Coffee loan and is the amount previously impaired and specifically reserved in the third quarter of 2020. NOTES: - Per Mary: Need something for this text… maybe strong credit quality with zero charge-oﬀs in Q2 2021? SECOND QUARTER 2021 EARNINGS PRESENTATION PAGE 10 $5,101 $5,101 $6,172 0.39% $12,273 $12,791 $9,917 0.62% $10,434 0.63% $10,906 $15,590

ALLOWANCE FOR LOAN ($ in thousands) AND LEASE LOSS ALLL + Loan Marks / Total Loans $35,094 $30,664 $26,739 $26,690 $26,551 ALLL / Total Loans ALLL + Loan Marks $16,259 $15,035 $10,418 $9,656 $9,045 ALLL Ratio* ALLL ALLL Ratio* 2Q 2020 3Q 2020 4Q 2020 1Q 2021 2Q 2021 2Q 2020 3Q 2020 4Q 2020 1Q 2021 2Q 2021 * Does not include PPP Loans * Does not include PPP Loans Marquis Bank Loans are included NOTES: - SECOND QUARTER 2021 EARNINGS PRESENTATION PAGE 11 0.67% 0.63% 0.67% 1.09% 1.10% 1.69% 1.73% 1.95% 2.24% 2.35%

LOAN PORTFOLIO HIGHLIGHTS Loan Composition Consumer & Other Loans (1%) 100% Geographic ($ in millions) Mix Construction & Development (4%) Commercial (13%) Broward County 90% .5 80% Residential Real Estate (21%) Palm Beach County $290.9 17% 70% Miami-Dade County $992.6 58% 60% All other FL counties $63.1 4% 50% CRE - Non-owner Occupied (35%) 40% Rest of U.S. 30% $150.4 9% CRE - Owner Occupied (18%) 20% Geographical mix based on collateral location 10% PPP Loans (8%) 2Q 2020 3Q 2020 4Q 2020 1Q 2021 2Q 2021 NOTES: - SECOND QUARTER 2021 EARNINGS PRESENTATION PAGE 12 $202 12%

INTEREST RATE SENSITIVITY Impact on NII from Interest Rate Change ($ in millions) $86 $81 The Company remains asset sensitive driven by large cash balances, floating rate loans, and $75 $69 $63 $63 $61 $60 $58 loans maturing in less than a year. -400 bps -300 bps -200 bps -100 bps BASE +100 bps +200 bps +300 bps +400 bps Change from base 36.5% 27.5% 18.4% 9.2% 0.0% As of June 30, 2021 -0.7% -3.4% -5.9% -7.8% NOTES: - Pending from 3rd party - ALCO SECOND QUARTER 2021 EARNINGS PRESENTATION PAGE 13

ASSET LIABILITY MANAGEMENT TRENDS Yield/Cost Analysis 4.77% 4.55% 4.2% 4.34% 4.02% 3.11% Yield on Interest-Earning Assets 1.80% 1.30% 0.92% 0.55% 0.30% Cost of Funds 2017 2018 2019 2020 2Q 2021 t) � • • 78% of time deposits mature 10.9% of loans are floating rate ($186 million) within a year.Total time An additional 15.3% of loans are floating to the Bank via interest ($260 million). rate SWAP deposits are $261.7 of total deposits). million (11% • The remaining loans are currently fixed rate ($1.3 billion) which in some cases adjust and reprice periodically. NOTES: - SECOND QUARTER 2021 EARNINGS PRESENTATION PAGE 14 +400 bps 36.5% 44.4% +300 bps 27.5% 33.5% 4.0% +200 bps 18.4% 22.4% 3.2% +100 bps 9.2% 11.4% 1.8% Flat - - - - - - -100 bps -0.7% -5.4% -1.6% -200 bps -3.4% -9.1% -0.3% -300 bps -5.9% -12.6% -0.4% -400 bps -7.8% -15.3% -0.4% Change in Interest Rates (Basis Points) % Change in Net Interest Income (12 months) % Change in Net Interest Income (24 months) % Change in Economic Value of Equity

INVESTMENT PORTFOLIO Portfolio Mix ($ in thousands) Duration 4.0 Portfolio Mix for Previous Quarters 70 3.0 20 3.02 2.93 2.87 3% 2.0 2Q 2020 3Q 2020 4Q 2020 1Q 2021 2Q 2021 060 $86,837 8 The increase in duration during Q2 was primarily due to the purchase of several MBS and SBA investment securities with slightly higher durations (all under 5 years). Portfolio Mix for the tal Portfolio by Quarter $127,723 3.0% Book Yield 107,843 2.5% 1% $99,651 $95,060 2.0% 2.17% $86,837 2.0 1.96% 1.79% 5% 1.5% 2Q 2020 3Q 2020 4Q 2020 1Q 2021 2Q 2021 2Q 2020 3Q 2020 4Q 2020 1Q 2021 2Q 2021 Agency SECOND QUARTER 2021 EARNINGS PRESENTATION PAGE 15 Percent Years 2% 1.7 31% 1% 6% 1Q 2021 22% 1% 32% 3% 34% 1% 21% 2Q 2020 1% 8% 31%3% 1% 34% 1% 23% 1%3Q 2020 1% 5% 32% 3% 31% 1% 6% 4Q 2020 22% 1% 3% 32% 3% $107,843 $99,651 $95, MBS/CMO 43% Current Quarter To Equity Securities 5%Municipals$ 2Q 2021 CDD Bonds 15% Foreign Bonds SBA 1% 33% $127,723 2% Corporate 1% 3. 3.

PAYCHECK PROTECTION PROGRAM AS OF JUNE 30, 2021 2,287 $340,508,987 in small business loans given through all rounds of the Paycheck Protection Program 782 Loan applications for Round 3 closed (totaling $114.3 million with an average loan size of $146,110) in the second quarter. 949 overall applications were submitted (totaling $132.6 million) to Professional Bank for Round 3 funding. small business loans completed 90.5% of our PPP loans are under $350,000 ., � 1,362 Loans from Rounds 1, 2 & 3 forgiven (a total of $196.9 million) Median Mean (Average) $46,280 $148,762 Smallest Loan Largest Loan $900 $10,000,000 1,185 Loans below $50k 574 Loans between $50k and $150k 528 Loans above $150k SECOND QUARTER 2021 EARNINGS PRESENTATION PAGE 16 NOTES: - Is “June 30” the right ‘as of’ date? 52% 25% 23%

SPOTLIGHT:GROWTH LOCATIONS Miami MSA includes Broward and Palm Beach counties Tampa MSA includes Pinellas and Hillsborough counties Jacksonville MSA includes surrounding areas 6,166,000 Population Largest MSA in Florida, 7th largest in the US 3,195,000 Population 2nd largest MSA in Florida, 18th largest in the US 1,560,000 Population 4th largest MSA in Florida, 40th largest in the US $59,100 Average Household Income (City of Miami only) 20th highest in Florida $69,200 Average Household Income 10th highest in Florida $74,800 Average Household Income 5th highest in Florida $276,774,000,000 Total Deposits Largest deposit base in Florida, 13th largest in the US $101,248,000,000 Total Deposits 2nd largest deposit base in Florida, 27th largest in the US $94,188,000,000 Total Deposits 3rd largest deposit base in Florida, 31st largest in the US Sources: Population - census.gov as of 7/2019 Avg HH Income - ffeic.gov as of 2020 Deposits - fdic.gov as of 6/2020 SECOND QUARTER 2021 EARNINGS PRESENTATION PAGE 17 NOTES: - Maybe talk about new LPOs? I’ve put placeholder content here, but we can change it or remove it

APPENDIX: NON-GAAP RECONCILIATION ($ in thousands, except per share data) NOTES: - Do we still need this? Leaving it here for now. SECOND QUARTER 2021 EARNINGS PRESENTATION PAGE 18 2Q 2020 3Q 2020 4Q 2020 1Q 2021 2Q 2021 Net interest income (GAAP) $16,291 $17,460 $18,241 $17,879 $17,202 Total non-interest income (GAAP) $968 $963 $1,519 $1,119 $2,302 Total non-interest expense (GAAP) $11,548 $11,713 $11,086 $11,788 $10,954 Pre-tax pre-provision earnings (non-GAAP)$5,711 $6,710 $8,674 $7,210 $8,550 Total adjustments to non-interest Expense($560) ($1,078) ($27) ($684) - Adjusted pre-tax pre-provision earnings (non-GAAP)$6,271 $7,788 $8,701 $7,894 $8,550 Return on average annualized assets (GAAP) 0.65% 0.18% 1.08% 0.90% 0.99% Adjusted return on average assets (non-GAAP) Annualized pre-tax pre-provision ROAA (non-GAAP) 1.19% Adjusted annualized pre-tax pre-provision ROAA (non-GAAP) 1.30% 1.30% 1.51% 1.69% 1.69% 1.36% 1.49% 1.33% 1.33%